UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 24, 2018 (July 24, 2018)

WESTINGHOUSE AIR BRAKE

TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other Jurisdiction

of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)
1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 24, 2018, Westinghouse Air Brake Technologies Corporation (the “Company”) issued a press release reporting, among other things, the Company’s 2018 second quarter results. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On July 24, 2018, the Company issued a press release which, among other things, increased previously provided earnings guidance for fiscal year 2018. A copy of the press release is attached to this report as Exhibit 99.1 and the paragraph under the heading “2018 Guidance Affirmed” which discusses 2018 guidance is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit.

The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated July 24, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Patrick D. Dugan

Patrick D. Dugan
Executive Vice President and Chief Financial Officer

Date: July 24, 2018